Exhibit 10.24

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (as amended from time to time, this “Agreement”) dated as of June 3, 2013, by and between NRFC CLINTON HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”) with its principal place of business at c/o NorthStar Realty Finance, 399 Park Avenue, 18th floor, New York, New York 10022 Attn: Ronald J. Lieberman, Esq., Executive Vice President and General Counsel, PEREGRINE WAY OF CT, LLC, a New York limited liability company (herein “Guarantor” ), with its principal place of business at 217 Montgomery Street, Syracuse, NY 13202, Attention: Mark D. Farchione, and WEBSTER BANK, NATIONAL ASSOCIATION (the “Lender”), Webster Plaza, 145 Bank Street, Waterbury, Connecticut 06702.

WHEREAS, the Lender has agreed, subject to certain terms and conditions, to make a loan (the “Loan”) to the Borrower; and

WHEREAS, the Loan is evidenced, in part, by that certain Commercial Mortgage Note (the “Note”) in the amount of $7,875,000.00, executed and delivered by the Borrower in favor of Lender and dated as of the date hereof; and

WHEREAS, Borrower is the owner of the real property and the Guarantor is the lessee and operator of an assisted living facility located at 89-91 East Main Street Clinton, Connecticut 06413 (the “Premises”), which is subject to the lien of a mortgage (the “Mortgage”) on this date granted by the Borrower to secure payment of the Loan; and

WHEREAS, as a condition precedent to Lender making the Loan to the Borrower, Lender requires: (a)  Guarantor to guaranty the payment and performance by the Borrower of the Loan pursuant to its written guaranty agreement dated the same date as this Agreement (the “Guaranty”); (b)  Guarantor to secure the performance by Guarantor under its Guaranty and Borrower to secure the payment and performance by Borrower of the Loan by granting a perfected security interest in all of the business assets of the Borrower and Guarantor as set forth in certain Security Agreements each executed by the Borrower and Guarantor and (individually and collectively referred to herein as the “Security Agreements”) dated of the date hereof; and (c) the Guarantor and/or Borrower to establish a bank account, in the name of the Lender, to provide additional security for the payment and performance by the Borrower of the Loan and by Guarantor of its Guaranty; and

WHEREAS, Guarantor acknowledges and represents to Lender that it will benefit from the Loan to the Borrower; and

WHEREAS, Borrower and Guarantor desire for Lender to make the Loan and are willing to execute this Agreement in order to induce Lender to make the Loan; and

WHEREAS, the indebtedness owing by the Borrower evidenced by the Note and guarantied by the Guarantor pursuant to the Guaranty is hereinafter referred to as the

“Indebtedness.” The Borrower and Guarantor agree that the Indebtedness includes all obligations in respect of contracts with the Bank relating to interest rate hedge products or letters of credit or banker’s acceptances issued by the Bank for the account of or guarantied by the Borrower or Guarantor and all overdrafts in any account of the Borrower or Guarantor at the Bank. The Note and the Mortgage executed by the Borrower, the Commercial Loan Agreement executed by the Borrower and the Guarantor and the Guaranty Agreement executed by the Guarantor, all dated on the same date as this Agreement, together with any and all other documents evidencing and securing the Indebtedness and Borrower’s and Guarantor’s obligations to Lender, including all documents executed with respect to contracts with the Bank relating to interest rate hedge products or letters of credit or banker’s acceptances issued by the Bank for the account of or guarantied by the Borrower or any Guarantor and all overdrafts in any account of the Borrower or Guarantor at the Bank, are hereinafter referred to as the “Loan Documents.”

NOW, THEREFORE, in consideration of the matters described in the foregoing recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned covenant and agree as follows:

1.          Establishment of Escrow Account. Borrower and Guarantor hereby agree that Borrower shall establish and maintain with Lender an escrow deposit account entitled “Webster Bank As Secured Party for NRFC Clinton Holdings, LLC”, Account No. 1918094785 (the “Reserve Account”). The Lender shall be designated as the customer on the account and the Lender is authorized to maintain the Reserve Account in Borrower’s name, to utilize the Borrower’s tax identification numbers for purposes of reporting interest income on the Reserve Account. Lender is hereby authorized at its discretion at any time following the occurrence of an Event of Default, and from time to time, to maintain or transfer the Reserve Account into the name of the Lender or into the name of the Lender’s nominee. Lender and any other depository bank in which the Reserve Account may be maintained are hereby authorized to comply with instructions given by Lender concerning the Reserve Account without the consent of Guarantor or Borrower.

2.          Delivery of Funds and Deposit into Reserve Account. On or before the date of this Agreement, Borrower shall deposit, or cause either Guarantor to deposit, into the Reserve Account an amount equal to $24,000.00 on the date of this Agreement (the “Minimum Balance”). Once the Minimum Balance has been funded hereunder, if at any time thereafter during the term of the Loan the balance of the Reserve Account falls below the Minimum Balance, Guarantor or Borrower shall, within thirty (30) days of written notice to Borrower or Guarantor from Lender that the balance has fallen below the Minimum Balance, replenish the Reserve Account so that the balance is restored to the Minimum Balance. No deposit into the Reserve Account pursuant to this section shall be deemed or construed to be a payment on account of the Indebtedness. All funds deposited into the Reserve Account from time to time, together with all interest earned on such funds as provided herein, are hereinafter referred to collectively as the “Reserve Account Funds”. If the funds are not deposited when required pursuant to this Agreement, it shall constitute an Event of Default (as hereinafter defined).

3.          Investment of Reserve Account Funds. Lender shall hold the Reserve Account Funds in accordance with the terms of this Agreement. Until the occurrence of an Event of Default or any event which with the giving of a notice or the lapse of time would constitute an Event of Default, all Reserve Account Funds shall be invested by Lender in demand deposit accounts, commercial bank money market accounts or savings accounts insured by the Federal Deposit Insurance Corporation as reasonably instructed by Borrower, or in such other similar accounts as Borrower may reasonably instruct Lender, including, without limitation, mutual funds invested in liquid U.S. Treasury securities. All amounts received, earned or credited pursuant to such investment and reinvestment shall: (a) be added to and deposited into the Reserve Account, (b) be deemed to be a portion of the Reserve Account Funds and shall be held and disbursed in accordance with the terms of this Agreement, and (c) the Lender shall not be required to apply such proceeds to the secured obligations or to remit them to the Guarantor that so deposited the funds or to the Borrower. Upon request of Borrower not more frequently than every three months, Lender shall deliver to Borrower accountings showing the amount of the Reserve Account Funds then held in the Reserve Account, and the portion of such Reserve Account Funds previously distributed from the Reserve Account in accordance with the terms of this Agreement. Borrower and each Guarantor acknowledge and agree that each shall be jointly and severally responsible for payment of all applicable taxes resulting from the investment of Reserve Account funds.

4.          Event of Default, Remedies. The occurrence of any one or more of the following events shall constitute an “Event of Default” under this Agreement:

(a)          If Borrower defaults for ten (10) days in the performance of any of its covenants, agreements or obligations under this Agreement.

(b)          If an Event of Default occurs under any of the Loan Documents and continues beyond any applicable grace or cure period specified in the Loan Documents.

Upon the occurrence of an Event of Default, Lender shall be entitled to exercise any and all rights and remedies available to Lender under this Agreement, the other Loan Documents and applicable law.

5.          Security Agreement and Remedies.

(a)          Borrower and each Guarantor hereby pledges to Lender, and grants to Lender a security interest in, the Reserve Account Funds, the Reserve Account and all documents evidencing the Reserve Account Funds and the Reserve Account as additional security for the Indebtedness and for the obligations of Borrower and each Guarantor under the Loan Documents. Upon the occurrence of any Event of Default, Lender shall have, in addition to its other rights and remedies under this Agreement, the other Loan Documents and applicable law, all rights and remedies of a secured party under the Uniform Commercial Code of the State of Connecticut with respect to the Reserve Account Funds. Borrower and each Guarantor hereby acknowledges that, subject to the terms of this Agreement, Lender has complete dominion and control over the Reserve and the Account, and neither Borrower nor any Guarantor shall, without the express written consent of Lender, have any access to or right to draw against any of the Reserve or the Account.

(b)          Upon the occurrence of any Event of Default, Lender may, in addition to exercising any or all of its other rights and remedies due to the occurrence of an Event of Default, pay over to Lender, or to any other holder of the obligations of the Borrower under the Loan Agreement, all or any part of the Reserve Account Funds, without demand or notice to Borrower or any Guarantor. Lender may, at its option, after the occurrence of an Event of Default and without demand or notice, (i) setoff or recoup all or any part of the Reserve Account Funds so received by Lender against all or any part of the Indebtedness (whether matured or unmatured), in such order and priority as Lender may determine, (ii) apply all or any part of the funds so received by Lender to satisfy or reduce any of Borrower’s or any Guarantor’s other obligations under the Loan Documents; or (iii) apply all or any part of the funds so received by Lender to satisfy or reduce any of Borrower’s or any Guarantor’s other obligations owing to Lender, or to any other holder of the obligations of the Borrower under the Loan Agreement, (whether matured or unmatured), in such order and priority as Lender may determine.

(c)          No application of all or any part of the Reserve Account Funds pursuant hereto shall in any way release, satisfy or discharge any of the unpaid Indebtedness. No delay or omission of Lender to exercise any of its rights or remedies available after the occurrence of any Event of Default shall waive, exhaust or impair any of Lender’s rights or remedies under the Loan Documents, nor shall any such delay or omission be deemed to be a waiver of, or acquiescence in or to, any Event of Default. Notwithstanding any such delay or omission, Lender thereafter shall have the right, from time to time and as often as Lender deems advisable, to exercise any of its rights or remedies available after the occurrence of any Event of Default.

(e)          The Bank is authorized to authenticate and to file or communicate to a filing office a financing statement or other record identifying the Reserve Account and any proceeds and naming the Borrower and/or any Guarantor as “debtor” thereunder.

(f)          The Borrower and each Guarantor hereby represent and warrant that NRFC CLINTON HOLDINGS, LLC is the sole owner of the Reserve Account Funds and the Reserve Account, free and clear of all liens and encumbrances of any nature whatsoever; that NRFC CLINTON HOLDINGS, LLChas delivered to the Bank any and all passbook(s), if any, for the Reserve Account, and this Agreement shall constitute a signed order to transfer the Account to the Lender or its nominee; and that NRFC CLINTON HOLDINGS, LLC has full power, right and authority to execute and deliver this Agreement.

6.          Indemnification. Borrower and Guarantor shall, jointly and severally, hold harmless, indemnify and defend Lender from and against any and all out of pocket liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs and expenses (including without limitation reasonable attorneys’ fees and expenses) imposed upon or incurred by Lender arising from, or in connection with, directly or indirectly, this Agreement, unless arising from the gross negligence or willful misconduct of Lender. This indemnity is in addition to any other indemnity agreements made by Borrower or Guarantor to Lender in the Mortgage, the Note, the Guaranty or in any of the other Loan Documents. Borrower and Guarantor covenant and agree that, in performing any of its duties under this Agreement, neither Lender nor any of its successors or assigns shall be liable for any losses, costs or damages which may be incurred by any of them as a result thereof, except for any losses, costs or damages arising out of the willful misconduct or gross negligence of such party.

7.          Fees and Costs. Borrower and Guarantor, jointly and severally, shall reimburse Lender within ten (10) days after demand all reasonable out of pocket fees, charges, costs and expenses incurred by Lender in connection with all inspections made by Lender or Lender’s representatives in carrying out Lender’s responsibility to make certain determinations under this Agreement.

8.          Further Assurances. Borrower and Guarantor shall cooperate with Lender and shall execute and deliver, or cause to be executed and delivered, all such other documents and instruments, and shall take all such other action that Lender may reasonably request from time to time in order to perfect its security interest in the Reserve Account, to obtain the full benefit and value from its security interest and accomplish and satisfy the provisions and purposes of this Agreement. Borrower and Guarantor covenant and agree to take all such steps deemed reasonable or necessary by the Lender to maintain, to continue and/or to perfect the interest of the Lender in the Reserve Account and any proceeds thereof and in the event of any erroneous release of said Reserve Account or proceeds thereof, to restore and/or redeposit said Reserve Account and any proceeds thereof and the security interest of the Bank therein. Borrower and Guarantor acknowledge and agree that any security interest in, or assignment or transfer of, the Reserve Account without the express authorization of the Lender will violate the rights of the Lender and the Lender may note this fact on any financing statement or other record filed by the Lender.

9.          Lender’s Discretion. Except as otherwise expressly provided herein, in any instance where the consent or approval of Lender is required or may be given or where any determination, judgment or decision is to be rendered by Lender under this Agreement, such approval and consent shall be given or withheld in Lender’s reasonable discretion and in conformity with Lender’s obligation of good faith under the Uniform Commercial Code.

10.         Notices. Any notice, report, demand, request or other instrument or communication authorized or required under this Agreement to be given or delivered by any party hereto to any other party hereto shall be in writing and shall be deemed to have been properly given or delivered, if addressed to the party intended to receive the same at the address as set forth in the Security Agreement (with copies to such parties as are designated in the notice provisions of the Mortgage), (i) when delivered at such address by hand or by overnight delivery service, or (ii) three (3) business days after the same shall have been deposited in the United States mail as first class certified or registered mail, return receipt requested, postage paid, whether or not the same actually shall have been received by such party:

11.         Entire Agreement and Changes. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, released, discharged, withdrawn, revoked or terminated orally, or by any action or inaction. In order to be effective and enforceable, any such change, waiver, release, discharge, withdrawal, revocation or termination must be evidenced by a written document or instrument signed by the party against which enforcement of such change, waiver, release, discharge, withdrawal, revocation or termination is sought, and then shall be effective and enforceable only to the extent specifically provided in such document or instrument.

12.         Termination. This Agreement shall remain in full force and effect until payment in full and performance of all liabilities and obligations of Borrower and each Guarantor under the Loan Documents, at which time Lender shall release and pay to Borrower any and all Reserve Account Funds remaining in the Reserve Account and this Agreement shall terminate and be of no further force or effect.

13.         Governing Law; Severability. This Agreement shall be construed, interpreted, enforced and governed by and in accordance with the internal laws of the State of Connecticut, without regard to principles of conflicts of laws. All rights and remedies provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable law and are intended to be limited to the extent necessary to avoid rendering this Agreement invalid, illegal or unenforceable. In the event that any of the provisions of this Agreement shall be deemed invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall in no way be affected, prejudiced or disturbed thereby.

14.         Meaning of Certain Terms. Each reference in this Agreement to any gender shall be deemed also to include any other gender, and the use in this Agreement of the singular shall be deemed also to include the plural and vice versa, unless the context requires otherwise. As used in this Agreement, the term “person” shall mean and refer to any and all individuals, sole proprietorships, partnerships, joint ventures, associations, trusts, estates, business trusts, corporations (non-profit or otherwise), financial institutions, governments (and agencies, instrumentalities and political subdivisions thereof), and other entities and organizations.

15.         Headings. The headings and captions of the Sections, paragraphs and other subdivisions of this Agreement are for convenience of reference only, are not to be considered part of this Agreement and shall not limit, expand or otherwise affect any of the provisions of this Agreement.

16.         Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be one and the same Agreement.

17.         Binding Effect. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. Each reference in this Agreement to the Borrower, to Guarantor or to the Lender shall be deemed also to include the successors and assigns of each such party. Nothing set forth in this Section shall be deemed or construed to create, recognize or allow any assignment or transfer rights not otherwise provided for in this Agreement or in any of the Loan Documents.

18.         Exclusive Benefit. This Agreement and the obligations of Lender, Borrower and Guarantor hereunder are and at all times shall be deemed to be for the exclusive benefit of such parties and their respective successors and permitted assigns. Nothing set forth herein shall be deemed to be for the benefit of any other person.

19.         Consents and Waivers By Borrower and Guarantor: THE BORROWER AND GUARANTOR HEREBY ACKNOWLEDGES AND AGREES THAT ALL CONSENTS AND WAIVERS BY THE BORROWER AND GUARANTOR SET FORTH IN THE LOAN DOCUMENTS TO WHICH IT IS A PARTY SHALL BE INCORPORATED IN, AND BECOME CONSENTS AND WAIVERS UNDER, THIS AGREEMENT AS IF SET FORTH FULLY HEREIN. GUARANTOR ALSO WAIVES ANY DEFENSES TO ITS OBLIGATIONS UNDER THE GUARANTY OR THIS AGREEMENT BASED UPON SURETYSHIP.

20.         Waiver of Right to Jury Trial. BORROWER, GUARANTOR AND LENDER HEREBY WAIVES ANY AND ALL RIGHT ANY OF THEM MAY HAVE TO A JURY TRIAL IN CONNECTION WITH THIS AGREEMENT OR THE RESERVE ACCOUNT.

THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK

SIGNATURE PAGES TO FOLLOW

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and to be duly executed as of the day and year first above written.

WEBSTER BANK, NATIONAL ASSOCIATION

By:	/s/ Elizabeth B. Shelley
Name: Elizabeth B. Shelley
Its: Senior Vice President

[Signatures continued on next page]

BORROWER:

NRFC CLINTON HOLDINGS, LLC
a Delaware limited liability company

By:	NORTHSTAR REALTY HEALTHCARE, LLC,
a Delaware limited liability company

	By:	NRFC HEALTHCARE HOLDING
COMPANY, LLC,
a Delaware limited liability company

		By:	NRFC SUB-REIT CORP.,
a Maryland corporation

			By:	/s/ Ronald J. Lieberman
Executive Vice President,
General Counsel and
Secretary